Exhibit 99.2

SUPPLEMENTAL OPERATING AND
FINANCIAL DATA

FOR THE QUARTER ENDED
June 30, 2009

University Physicians (Brandon, MS)	HealthPartners Central Minnesota Clinic (St. Cloud, MN)

All amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell
Spencer Inc.  Any offer to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of a prospectus approved for that purpose.

Company Overview

Cogdell Spencer Inc. (the “Company”) is a fully-integrated, self-administered, and self-managed real estate investment trust (“REIT”) that invests in specialty office buildings for the medical profession, including medical offices and ambulatory surgery and diagnostic centers.  The Company focuses on the ownership, delivery, acquisition, and management of strategically located medical office buildings and other healthcare related facilities in the United States of America.  The Company has been built around understanding and addressing the specialized real estate needs of the healthcare industry.

In March 2008, the Company acquired Marshall Erdman & Associates, Inc., combining the capital and management services of Cogdell Spencer Advisors, creating Cogdell Spencer ERDMAN, an operating unit of Cogdell Spencer Inc.  The Company, a fully integrated healthcare facilities company, provides services from strategic planning to long-term property ownership and management.  Integrated delivery service offerings include strategic planning, design, construction, development and project management services for properties owned by the Company and for third parties.

The Company is building a national portfolio of healthcare properties primarily located on hospital campuses.  Since the Company’s initial public offering in 2005, the Company has acquired properties in five new states and multiple new markets.  During the year ended December 31, 2008, the Company acquired two off-market acquisitions that were a result of strong relationships with existing clients. Client relationships and advanced planning services also give the Company the ability to be included in the initial project discussions that can lead to ownership and investment in healthcare properties.

The Company’s capital projects team completed Alamance Regional Mebane Outpatient Center in 2008 and broke ground on Cancer Center expansion in early 2009.  The Company has begun construction on four other capital projects between December 2008 and June 2009 with a total estimated investment of approximately $82.8 million.

Since its founding in 1951, the Company has designed, engineered, or built over 5,000 healthcare facilities, which support more than 50,000 physicians.  Cogdell Spencer ERDMAN was ranked as the number one healthcare design-build firm for 2007 and 2008 by Modern Healthcare’s Annual Construction and Design Survey.

The Company’s property management team, has a proactive, customer-focused service approach that leads to faster response times and greater resources to serve tenants.  The Company’s management believes that a strong internal property management capability is a vital component of the Company’s business, both for the properties that the Company owns and for those that the Company manages.  During 2009, the Company continued celebrations with the “Celebrating 25 Years” Campaign, which recognizes the long-term relationships between the Company and its healthcare system clients and partners.  Celebrating clients in 2008 included Palmetto Health and Sisters of Charity Providence Hospital in Columbia, South Carolina.

As of June 30, 2009, the Company owned or managed healthcare properties located in 12 states and had regional offices located throughout the country to support property management and design-build services.  The majority of the Company’s wholly-owned properties are located on hospital campuses.

Cogdell Spencer Inc.
Investor Information

Board of Directors		Senior Management
James W. Cogdell	Frank C. Spencer	James W. Cogdell	Frank C. Spencer
Chairman	President & CEO	Chairman	President & CEO

John R. Georgius	Richard B. Jennings	Charles M. Handy	Scott A. Ransom
		Chief Financial Officer	President - Erdman
Christopher E. Lee	David J. Lubar

Richard C. Neugent		Scott A. Ransom

Randolph D. Smoak, M.D.

Equity Research Coverage

BMO Capital Markets	Raymond James & Associates
Richard Anderson – 212.885.4180	Paul Puryear – 727.567.2253

Janney Montgomery Scott	SmithBarney Citigroup
Daniel P. Donlan – 215.665.6476	Michael Bilerman – 212.816.1383

KeyBanc Capital Markets
Karin Ford – 917.368.2293

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations
4401 Barclay Downs Drive	CSA	Continental Stock	Dana A. Crothers
Suite 300		Transfer & Trust	Marketing Director
Charlotte, NC 28209	Stock Exchange Listing	Company	704.940.2904
Tel: 704.940.2900	New York Stock Exchange
Fax: 704.940.2957
www.cogdellspencer.com

This supplemental operating and financial data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: our business strategy; our ability to comply with financial covenants in our debt instruments; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; our ability to renew our ground leases; changes in the reimbursement available to our tenants by government or private payors; our tenants' ability to make rent payments; defaults by tenants; Erdman’s customers’ access to financing; delays in project starts and cancellations by Erdman’s customers; the timing of capital expenditures by healthcare systems and providers; market trends; and projected capital expenditures. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company’s Form 10-K for the year ended December 31, 2008. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cogdell Spencer Inc.
Second Quarter 2009

Financial and Operating Highlights
(in thousands, except per share amounts, years, ratios and portfolio statistics)

	Three Months Ended June 30, 2009	Six Months Ended June 30, 2009
Selected Operating Data
Rental income	$19,421	$38,837
Straight line rent	117	235
Fair value lease revenues (1)	124	256
Rental revenue	19,662	39,328
Property management and other fees	863	1,713
Revenue from property operations	$20,525	$41,041
Costs related to property operations	$7,884	$15,812
Property operations gross margin	62%	61%

Design-Build and development revenue	$36,939	$86,128
Costs related to design-build contracts and development	$31,242	$71,407
Design-Build and development gross margin	15%	17%

EBITDA (2)	$11,804	$26,910
Interest expense	$(5,594)	$(11,620)

Net loss attributable to Cogdell Spencer Inc. - diluted, excluding impairment charge and debt
extinguishment charge, net of tax	$(1,025)	$(1,445)
Net loss per share attributable to Cogdell Spencer Inc., excluding impairment charge and debt
extinguishment charge, net of tax	$(0.04)	$(0.06)

Funds from Operations ("FFO") (3), excluding impairment charge and debt extinguishment charge,
net of tax	$5,592	$12,111
FFO per share and unit - diluted (3), excluding impairment charge and debt extinguishment charge,
net of tax	$0.16	$0.39

Funds from Operations Modified ("FFOM") (3), excluding the impairment charge and debt
extinguishment charge, net of tax	$6,434	$14,492
FFOM per share and unit - diluted (3), excluding the impairment charge and debt extinguishment
charge, net of tax	$0.19	$0.47

Distributions declared per share and unit	$0.10	$0.33

	As of June 30, 2009

Selected Balance Sheet Data		Capitalization
Cash and cash equivalents	$13,408	Common shares outstanding	42,526
Book value of real estate assets		Units outstanding	7,544
before depreciation	$571,710	Total common shares and units outstanding	50,070
Total assets	$750,968	Share price at end of period	$4.29
Total liabilities	$502,458	Equity value at end of period (4)	$214,800
Noncontrolling interests and equity	$248,510	Debt	$385,622
		Total market capitalization	$600,422
Debt
Weighted average interest rate	5.4%	Portfolio Statistics - In-service, Consolidated Properties
Weighted average remaining maturity (years)	3.5	Number of properties	62
Debt / total assets	51%	Total square footage	3,335,646
		Occupancy	90.9%
____________________
(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective lease from the date of the acquisition.
(2)	For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net loss, see page 9.
(3)	For a definition and discussion and a quantitative reconciliation of the differences between FFO, FFOM, and net loss, see page 8.
(4)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

Cogdell Spencer Inc.
Second Quarter 2009

Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Assets
Real estate properties:
Operating real estate properties	$535,291	$533,363	$531,932	$529,495	$526,937
Less: Accumulated depreciation	(81,612)	(75,447)	(69,285)	(63,154)	(56,974)
Total operating real estate properties, net	453,679	457,916	462,647	466,341	469,963
Construction in process	36,419	21,881	15,314	10,672	2,889
Total operating real estate properties, net	490,098	479,797	477,961	477,013	472,852
Cash and cash equivalents	13,408	12,400	34,668	10,637	5,088
Restricted cash	13,082	12,686	12,964	18,388	18,078
Tenant and accounts receivable, net	30,318	34,701	43,523	42,924	49,827
Goodwill	108,683	108,683	180,435	181,795	181,773
Trade names and trademarks	41,240	41,240	75,969	75,986	75,951
Intangible assets, net	24,542	27,144	45,363	50,642	56,043
Other assets	29,597	31,484	29,207	27,689	30,558
Total assets	$750,968	$748,135	$900,090	$885,074	$890,170

Liabilities and Equity
Mortgage notes payable	$255,622	$243,030	$240,736	$234,497	$242,033
Revolving credit facility	80,000	112,000	124,500	90,000	114,000
Term Loan	50,000	100,000	100,000	100,000	100,000
Accounts payable	17,504	17,978	22,090	23,185	29,028
Billings in excess of costs and estimated earnings on uncompleted contracts	21,556	19,123	17,025	27,616	32,796
Deferred income taxes	13,706	14,510	34,176	40,302	40,107
Payable to prior MEA Inc. shareholders	18,002	18,002	18,002	24,003	24,003
Other liabilities	46,069	48,481	60,567	47,751	40,976
Total liabilities	502,459	573,124	617,096	587,354	622,943
Commitments and contingencies
Equity:
Cogdell Spencer Inc. stockholders' equity:
Preferred stock, $0.01 par value; 50,000 shares authorized, none issued or outstanding	-	-	-	-	-
Common stock; $0.01 par value; 200,000 shares authorized, 42,526 and 17,699
shares issued and outstanding in 2009 and 2008, respectively	425	195	177	176	154
Additonal paid-in capital	369,483	292,971	275,380	273,635	236,070
Accumulated other comprehensive loss	(2,221)	(5,806)	(5,106)	(12)	(130)
Accumulated deficit	(158,598)	(152,042)	(77,438)	(72,416)	(65,183)
Total Cogdell Spencer Inc. stockholders' equity	209,089	135,318	193,013	201,383	170,911
Noncontrolling interests:
Real estate partnerships	5,442	4,658	4,657	6,176	2,532
Operating partnership	33,978	35,035	85,324	90,161	93,785
Total noncontrolling interests	39,420	39,693	89,981	96,337	96,317
Total equity	248,509	175,011	282,994	297,720	267,228
Total liabilities and equity	$750,968	$748,135	$900,090	$885,074	$890,171

Cogdell Spencer Inc.
Second Quarter 2009

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Revenues:
Rental revenue	$19,662	$19,665	$20,177	$19,631	$19,300
Design-Build contract revenue and other sales	36,712	46,390	78,726	72,914	78,021
Property management and other fees	863	850	935	852	835
Development management and other income	227	2,799	134	622	110
Total revenues	57,464	69,704	99,972	94,019	98,266

Expenses:
Property operating and management	7,884	7,927	7,972	8,370	7,841
Design-Build contracts and development management	31,242	40,165	67,112	59,578	66,286
Selling, general, and administrative	6,675	6,667	9,819	7,599	8,488
Depreciation and amortization	8,978	10,111	11,741	11,871	12,380
Impairment charges	-	120,920	-	-	-
Total expenses	54,779	185,790	96,644	87,418	94,995

Income (loss) from operations before other income (expense)	2,685	(116,086)	3,328	6,601	3,271

Other income (expense):
Interest and other income, net	139	155	239	210	218
Interest expense	(5,594)	(6,025)	(6,463)	(6,743)	(6,857)
Debt extinguishment and interest rate derivative expense	(2,490)	-	-	-	-
Equity in earnings of unconsolidated partnerships	2	6	4	10	5
Total other income (expense)	(7,943)	(5,864)	(6,220)	(6,523)	(6,634)

Income (loss) from operations before income tax (expense) benefit	(5,258)	(121,950)	(2,892)	78	(3,363)

Income tax (expense) benefit	2,208	19,626	1,387	(883)	383

Net loss	(3,050)	(102,324)	(1,505)	(805)	(2,980)
Net loss (income) attributable to the noncontrolling interest in:
Real estate partnerships	(48)	(92)	(105)	(920)	48
Operating partnership	783	32,198	568	639	1,089
Net loss attributable to Cogdell Spencer Inc.	$(2,315)	$(70,218)	$(1,042)	$(1,086)	$(1,843)

Per share data:
Net loss per share attributable to Cogdell Spencer Inc.	$(0.09)	$(3.90)	$(0.06)	$(0.07)	$(0.12)

Weighted average common shares	27,084	17,995	17,557	15,747	15,393

Cogdell Spencer Inc.
Second Quarter 2009

Business Segment Reporting
(in thousands)
(unaudited)

Three months ended June 30, 2009:	Property Operations	Design-Build and Development	Intersegment Eliminations	Unallocated and Other	Total

Revenues:
Rental revenue	$19,685	$-	$(23)	$-	$19,662
Design-Build contract revenue and other sales	-	42,009	(5,297)	-	36,712
Property management and other fees	863	-	-	-	863
Development management and other income	-	1,434	(1,207)	-	227
Total revenues	20,548	43,443	(6,527)	-	57,464

Certain operating expenses:
Property operating and management	7,884	-	-	-	7,884
Design-Build contracts and development management	-	35,948	(4,706)	-	31,242
Selling, general, and administrative	-	4,122	(23)	-	4,099
Total certain operating expenses	7,884	40,070	(4,729)	-	43,225
	12,664	3,373	(1,798)	-	14,239

Interest and other income	129	2	-	8	139
Corporate general and administrative expenses	-	-	-	(2,576)	(2,576)
Interest expense	-	-	-	(5,594)	(5,594)
Debt extinguishment and interest rate derivative expense	-	-	-	(2,490)	(2,490)
Benefit from income taxes applicable to funds from operations modified	-	-	-	1,670	1,670
Non-real estate related depreciation and amortization	-	(196)	-	(57)	(253)
Earnings from unconsolidated real estate partnerships, before real estate related depreciation and amortization	4	-	-	-	4
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(224)	-	-	-	(224)
Funds from operations modified (FFOM)	12,573	3,179	(1,798)	(9,039)	4,915

Amortization of intangibles related to purchase accounting, net of income tax benefit	(42)	(1,338)	-	538	(842)
Funds from operations (FFO)	12,531	1,841	(1,798)	(8,501)	4,073

Real estate related depreciation and amortization	(7,347)	-	-	-	(7,347)
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	224	-	-	-	224
Net income (loss)	5,408	1,841	(1,798)	(8,501)	(3,050)
Net loss (income) attributable to the noncontrolling interest in:
Real estate partnerships	(48)	-	-	-	(48)
Operating partnership	-	-	-	783	783
Net income (loss) attributable to Cogdell Spencer Inc.	$5,360	$1,841	$(1,798)	$(7,718)	$(2,315)

Cogdell Spencer Inc.
Second Quarter 2009

Reconciliation of Net Loss to Funds from Operations and Funds from Operations Modified (1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Net loss	$(3,050)	$(102,324)	$(1,505)	$(805)	$(2,980)
Add:
Real estate related depreciation and amortization:
Wholly-owned and consolidated properties	7,344	7,340	7,407	7,548	7,826
Unconsolidated real estate partnerships	3	3	3	3	3
Less:
Noncontrolling interests in real estate partnerships, before
real estate related depreciation and amortization	(224)	(245)	(292)	(204)	(74)
Funds from Operations (FFO) (1)	4,073	(95,226)	5,613	6,542	4,775
Amortization of intangibles related to purchase accounting, net of tax benefit	842	1,540	2,390	2,390	2,551
Funds from Operations Modified (FFOM) (1)	4,915	(93,686)	8,003	8,932	7,326
Impairment charges, net of income tax benefit	-	101,746	-	-	-
Debt extinguishment and interest rate derivative expense, net of income tax benefit	1,519	-	-	-	-
FFOM, excluding non-cash impairment charge and debt extinguishment and interest
rate derivative charge	$6,434	$8,060	$8,003	$8,932	$7,326

FFO per share and unit - basic and diluted	$0.12	$(3.54)	$0.21	$0.26	$0.20
FFOM per share and unit - basic and diluted	$0.14	$(3.49)	$0.30	$0.36	$0.30
FFOM per share and unit - basic and diluted, excluding non-cash impairment charge
and debt extinguishment and interest rate derivative charge	$0.19	$0.30	$0.30	$0.36	$0.30

Weighted average shares and units outstanding	34,653	26,869	26,890	24,993	24,486

(1) FFO is a supplemental non-GAAP financial measure used by the real estate industry to measure the operating performance of real estate companies.  FFOM adds back to traditionally defined FFO non-cash amortization of non-real estate related intangible assets associated with purchase accounting.  The Company presents FFO and FFOM because it considers them important supplemental measures of operational performance.  The Company believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results.  FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions.  Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraor

(2) Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties and the Company’s share of real estate depreciation and amortization from consolidated and unconsolidated real estate partnerships.

Cogdell Spencer Inc.
Second Quarter 2009

Coverage Ratios
(in thousands, except ratio amounts)

Three Months Ended
June 30, 2009
Interest coverage ratio:
EBITDA	$11,804
Cash paid for interest	$5,182
Interest coverage ratio	2.3

Fixed charge coverage ratio:
EBITDA	$11,804
Fixed charges:
Cash paid for interest	$5,182
Principal payments	$997
Total fixed charges	$6,179
Fixed charge coverage ratio	1.9

Reconciliation of Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") (1)
(in thousands)

	Three Months Ended	Six Months Ended
	June 30, 2009	June 30, 2009
Reconciliation of net loss to EBITDA:
Net loss	$(3,050)	$(105,374)
Interest expense	5,594	11,619
Income tax benefit	(2,208)	(21,834)
Depreciation and amortization	8,978	19,089
Impairment charges	-	120,920
Debt extinguishment and interest rate derivative expense	2,490	2,490
EBITDA	$11,804	$26,910

(1) The Company believes that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure because it allows investors to view the Company's performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests.  In addition, the Company believes that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs.  Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of the Company's business, its utility as a measure of the Company's performance is limited.  Accordingly, EBITDA should be considered only as a supplement to net loss (computed in accordance with GAAP) as a measure of financial performance.  Other equity REITs may calculate EBITDA differently; accordingly, the Company's EBITDA may not be comparable to su

Cogdell Spencer Inc.
Second Quarter 2009

Consolidated Debt Analysis as of June 30, 2009
(dollars in thousands)

	Stated interest rate %	Interest Rate %			Maturity Date	Amortization (Years)
Fixed rate secured mortgage loans - wholly-owned properties
Baptist Northwest Medical Park	8.25	8.25		$2,160	2/1/2011	25
Barclay Downs	6.50	6.50		4,424	11/15/2012	25
Beaufort Medical Plaza	LIBOR + 1.85	5.65	(1)	4,826	8/18/2011	39
Central New York Medical Center	6.22	6.22		24,500	5/15/2017	Interest only
East Jefferson Medical Office Building	6.01	6.01		9,079	8/10/2014	25
East Jefferson Medical Plaza	LIBOR + 3.75	5.55	(1)	11,600	1/31/2012	Interest only
Hanover Medical Office Building One	6.00	6.00		4,759	11/1/2009	25
Healthpark Medical Office Building	5.35	5.35		8,700	1/1/2010	Interest only
Lancaster Rehabilitation Hospital	6.71	6.71		9,675	6/26/2014	25
Methodist Professional Center I	LIBOR + 1.30	6.25	(1)	30,000	10/31/2009	Interest only
Mulberry Medical Park	6.49	6.49		957	4/15/2010	20
One Medical Park - HMOB	5.93	5.93		5,211	11/1/2013	20
Parkridge MOB	5.68	5.68		13,500	6/1/2017	Interest only	(6)
Peerless Medical Center	6.06	6.06		7,402	9/1/2016	30
Providence MOB I, II and III	6.12	6.12		8,451	1/12/2013	25
River Hills Medical Plaza	LIBOR + 3.75	5.53	(1)	3,824	12/22/2011	22
Rocky Mount Kidney Center	6.25	6.25		1,012	8/21/2009	20
Roper MOB	LIBOR + 1.50	6.45	(1)	9,500	6/1/2019	18
Rowan Outpatient Surgery Center	6.00	6.00		3,280	7/6/2014	25
St. Francis CMOB, St. Francis MOB	LIBOR + 1.85	5.17	(1)	6,961	6/15/2011	39
St. Francis Medical Plaza, St. Francis Women's Center	LIBOR + 1.85	5.17	(1)	7,477	6/15/2011	39
Summit Professional Plaza I and II	6.18	6.18		15,925	9/1/2017	Interest only
Three Medical Park	5.55	5.55		7,777	3/25/2014	25
Total / weighted average fixed rate secured mortgages		6.01		201,000

Variable rate secured mortgage loans - wholly-owned properties
Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Mall and Weddington Internal Pediatric Medicine	LIBOR + 1.50	3.25	(2)	8,387	12/15/2014	25
Rocky Mount Medical Park	Prime	4.25	(3)	7,052	12/15/2010	25
Medical Arts Center of Orangeburg	LIBOR + 3.25	6.00	(4)	2,416	5/5/2014	20
Total / weighted average variable rate secured mortgages		4.02		17,855

Secured revolving credit facility	LIBOR + 1.15	3.97	(1)	50,000	3/10/2011	Interest only
	LIBOR + 1.15	4.26	(1)	30,000	3/10/2011	Interest only
		4.08		80,000

Term loan	LIBOR + 4.50	7.32	(1)	50,000	3/10/2011	Interest only

Consolidated real estate partnerships
Cogdell Health Campus MOB, LP	LIBOR + 1.20	5.23	(1)	10,608	3/2/2015	25
Genesis Property Holding, LLC (construction loan)	LIBOR + 1.50	1.81	(5)	8,409	9/26/2018	Interest only
Mebane Medical Investors, LLC (construction loan)	LIBOR + 1.30	1.61		12,260	5/1/2010	Interest only	(7)
Rocky Mount MOB LLC	6.03	6.03		5,314	3/1/2012	25
Total / weighted average consolidated real estate partnerships		3.35		36,591

				385,446
Unamortized premium				176
Total / weighted average debt		5.43		$385,622

(1) Represents the fixed rate for floating rate loans that have been swapped to fixed.
(2) Maximum interest of 8.25%; minimum interest of 3.25%.
(3) Maximum interest of 7.25%; minimum interest of 4.25%.
(4) Minimum interest of 6.0%
(5) The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate at 6.21% beginning
May 3, 2010, when the construction phase of the loan expires and converts to an amortizing loan.
(6) Interest only through June 2012. Principal and interest payments from July 2012 through June 2017.
(7) Interest only through May 2009. Principal and interest payments from June 2009 through May 2010.

Cogdell Spencer Inc.
Second Quarter 2009

Consolidated Debt Analysis as of June 30, 2009
(dollars in thousands)

		% of Total Debt		Weighted Average Maturity (Years)
	Fixed rate mortgages	52.1%		4.4
	Variable rate mortgages	4.6%		3.8
	Secured credit facility	20.8%		1.7
	Term loan	13.0%		1.7
	Consolidated real estate partnerships	9.5%		4.4
		100.0%		3.5

	Future maturities and principal payments

	2009		$ 37,772	(1)
	2010		32,062
	2011		156,527
	2012		23,624
	2013		14,377
	Thereafter		121,084
			$ 385,446

(1)	The Methodist Professional Center I $30,000 mortgage note payable has one two-year conditional
	extension option.

	Secured credit facility - matures March 10, 2011

	Facility			$ 150,000
	Less: Outstanding			80,000
	Less: Letters of credit			8,037
	Availability			$ 61,963

	Capitalized interest -2Q 2009			$ 122

Cogdell Spencer Inc.
Second Quarter 2009

Property Listing as of June 30, 2009

	Location	Net Rentable Square Feet	Occupancy Rate	Annualized Rent	Annualized Rent Per Leased Square Foot
California
Verdugo Professional Building I	Glendale	63,887	94.5%	$ 1,908,112	$ 31.61
Verdugo Professional Building II	Glendale	42,906	97.3%	1,379,153	33.03
		106,793	95.6%	3,287,265	32.19
Georgia
Augusta POB I	Augusta	99,494	85.3%	1,164,044	13.72
Augusta POB II	Augusta	125,634	87.6%	2,243,642	20.38
Augusta POB III	Augusta	47,034	100.0%	989,721	21.04
Augusta POB IV	Augusta	55,134	88.9%	966,623	19.72
Summit Professional Plaza I	Brunswick	33,039	93.5%	831,554	26.92
Summit Professional Plaza II	Brunswick	64,233	96.7%	1,774,742	28.56
		424,568	90.5%	7,970,326	20.75
Indiana
Methodist Professional Center I (3)	Indianapolis	150,035	95.6%	3,402,890	23.73
Methodist Professional Center II (sub-lease)	Indianapolis	24,080	100.0%	638,252	26.51
		174,115	96.2%	4,041,142	24.13
Kentucky
Our Lady of Bellefonte	Ashland	46,907	95.9%	1,163,646	25.87
Adjacent parking deck				868,554
		46,907	95.9%	2,032,200	25.87	(2)
Louisiana
East Jefferson Medical Office Building	Metairie	119,921	100.0%	2,564,102	21.38
East Jefferson Medical Plaza	Metairie	123,184	100.0%	2,760,449	22.41
East Jefferson Medical Specialty Building	Metairie	10,809	100.0%	968,693	89.62
		253,914	100.0%	6,293,244	24.78
New York
Central New York Medical Center (4)	Syracuse	111,634	97.6%	3,039,659	27.89

North Carolina
Barclay Downs	Charlotte	38,395	100.0%	868,845	22.63
Birkdale Medical Village	Huntersville	64,669	100.0%	1,439,283	22.26
Birkdale Retail	Huntersville	8,269	100.0%	219,787	26.58
Cabarrus POB	Concord	84,972	98.2%	1,876,982	22.50
Copperfield Medical Mall	Concord	26,000	100.0%	619,286	23.82
Copperfield MOB	Concord	61,789	87.9%	1,302,208	23.99
East Rocky Mount Kidney Center	Rocky Mount	8,043	100.0%	166,006	20.64
Gaston Professional Center	Gastonia	114,956	100.0%	2,768,888	24.09
Adjacent parking deck				606,141
Harrisburg Family Physicians Building	Harrisburg	8,202	100.0%	219,903	26.81
Harrisburg Medical Mall	Harrisburg	18,360	100.0%	495,465	26.99
Lincoln/Lakemont Family Practice Center	Lincolnton	16,500	100.0%	390,119	23.64
Mallard Crossing Medical Park	Charlotte	52,540	62.9%	848,358	25.66
Midland Medical Mall	Midland	14,610	100.0%	437,341	29.93
Mulberry Medical Park	Lenoir	24,992	87.0%	458,317	21.07
Northcross Family Medical Practice Building	Charlotte	8,018	100.0%	229,898	28.67
Randolph Medical Park	Charlotte	84,131	64.8%	1,187,213	21.77
Rocky Mount Kidney Center	Rocky Mount	10,105	100.0%	204,728	20.26
Rocky Mount Medical Office Building (1)	Rocky Mount	35,393	95.7%	923,616	27.28
Rocky Mount Medical Park	Rocky Mount	96,993	100.0%	2,036,941	21.00
Rowan Outpatient Surgery Center	Salisbury	19,464	100.0%	435,162	22.36
Weddington Internal & Pediatric Medicine	Concord	7,750	100.0%	199,904	25.79
		804,151	92.2%	17,934,391	23.38	(2)

Cogdell Spencer Inc.
Second Quarter 2009

Property Listing as of June 30, 2009

	Location	Net Rentable Square Feet	Occupancy Rate	Annualized Rent	Annualized Rent Per Leased Square Foot
Pennsylvania
Lancaster Rehabilitation Hospital	Lancaster	52,878	100.0%	1,334,980	25.25
Lancaster General Health Campus MOB (1)	Lancaster	64,214	93.0%	1,866,036	31.25
		117,092	96.2%	3,201,016	28.43

South Carolina
190 Andrews	Greenville	25,902	100.0%	621,138	23.98
Baptist Northwest	Columbia	38,703	41.3%	354,267	22.15
Beaufort Medical Plaza	Beaufort	59,340	100.0%	1,288,908	21.72
Carolina Forest	Myrtle Beach	38,902	43.5%	525,068	31.05
Mary Black Westside MOB	Spartanburg	37,455	100.0%	817,044	21.81
Medical Arts Center of Orangeburg	Orangeburg	49,324	82.2%	797,918	19.69
Mt. Pleasant MOB	Mt. Pleasant	38,735	77.4%	787,813	26.29
One Medical Park - HMOB	Columbia	69,840	80.3%	1,350,059	24.07
Parkridge MOB	Columbia	89,451	94.6%	2,054,587	24.28
Providence MOB I	Columbia	48,500	94.7%	995,022	21.67
Providence MOB II	Columbia	23,280	100.0%	481,602	20.69
Providence MOB III	Columbia	54,417	51.4%	615,453	22.01
River Hills Medical Plaza	Little River	27,566	100.0%	880,288	31.93
Roper MOB	Charleston	122,785	99.0%	2,527,715	20.79
St. Francis Community Medical Office Building	Greenville	45,140	100.0%	1,178,649	26.11
St. Francis Medical Office Building	Greenville	49,767	100.0%	1,111,631	22.34
St. Francis Medical Plaza	Greenville	62,724	52.5%	655,407	19.91
St. Francis Women's Center	Greenville	57,590	73.4%	894,443	21.17
Three Medical Park	Columbia	88,755	93.8%	2,027,278	24.34
West Medical I	Charleston	28,734	100.0%	818,639	28.49
		1,056,910	84.7%	20,782,929	23.22
Tennessee
Healthpark Medical Office Building	Chattanooga	52,151	100.0%	1,929,951	37.01
Peerless Medical Center	Cleveland	40,506	100.0%	1,231,652	30.41
		92,657	100.0%	3,161,603	34.12
Virginia
Hanover Medical Office Building I	Mechanicsville	56,610	84.2%	1,350,316	28.32
St. Mary's Medical Office Building North	Richmond	30,617	90.1%	700,573	25.40
		87,227	86.3%	2,050,889	27.25

Total		3,275,968	90.9%	$ 73,794,664	$ 24.28	(2)
__________________
(1) Consolidated real estate partnership.
(2) Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.
(3) Parking revenue from an adjacent parking deck is approximately $94,000 per month, or $1,128,000 annualized.
(4) Parking revenue from an adjacent parking deck is approximately $99,000 per month, or $1,188,000 annualized.

Cogdell Spencer Inc.
Second Quarter 2009

Property Occupancy Rates

	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
California
Verdugo Professional Building I	94.5%	94.5%	92.6%	94.5%	96.3%	96.3%	94.2%
Verdugo Professional Building II	97.3%	88.6%	88.6%	88.6%	88.6%	86.5%	86.5%
Georgia
Augusta POB I	85.3%	84.7%	92.7%	77.4%	92.0%	94.0%	91.6%
Augusta POB II	87.6%	87.6%	95.1%	93.2%	93.2%	93.2%	93.2%
Augusta POB III	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Augusta POB IV	88.9%	88.9%	88.9%	97.1%	97.1%	100.0%	100.0%
Summit Professional Plaza I	93.5%	93.5%	93.5%	93.5%	93.5%	93.5%	93.5%
Summit Professional Plaza II	96.7%	96.7%	96.7%	96.7%	96.7%	96.7%	96.0%
Indiana
Methodist Professional Center I	95.6%	98.2%	99.0%	100.0%	100.0%	100.0%	100.0%
Methodist Professional Center II (sub-lease)	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Kentucky
Our Lady of Bellefonte	95.9%	95.9%	95.9%	100.0%	100.0%	100.0%	100.0%
Louisiana
East Jefferson Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%	96.3%	96.3%
East Jefferson Medical Plaza	100.0%	100.0%	100.0%	100.0%	99.2%	99.2%	n/a
East Jefferson Medical Specialty Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
New York
Central New York Medical Center	96.7%	96.7%	96.7%	96.7%	93.1%	100.0%	100.0%
North Carolina
Barclay Downs	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Medical Village	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Retail	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cabarrus POB	98.2%	98.2%	95.0%	92.7%	98.2%	98.2%	98.2%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Copperfield MOB	87.9%	87.9%	87.9%	87.9%	87.9%	87.9%	87.9%
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Gaston Professional Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Family Physicians Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	62.9%	62.9%	62.9%	62.9%	62.9%	94.1%	94.1%
Midland Medical Mall	100.0%	100.0%	100.0%	100.0%	92.1%	92.1%	92.1%
Mulberry Medical Park	87.0%	87.0%	85.4%	85.4%	94.8%	94.8%	85.4%
Northcross Family Medical Practice Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	64.8%	67.6%	67.6%	62.1%	60.6%	60.9%	60.9%
Rocky Mount Kidney Center	100.0%	100.0%	95.7%	95.7%	95.7%	95.7%	100.0%
Rocky Mount Medical Office Building	95.7%	95.7%	100.0%	100.0%	10.0%	100.0%	95.7%
Rocky Mount Medical Park	100.0%	100.0%	100.0%	100.0%	100.0%	96.9%	96.9%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cogdell Spencer Inc.
Second Quarter 2009

Property Occupancy Rates (Continued)

	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Pennsylvania
Lancaster Rehabilitation Hospital	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Lancaster Health Campus MOB	93.0%	94.2%	93.1%	93.1%	92.9%	87.8%	87.8%
South Carolina
190 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Baptist Northwest	41.3%	41.3%	41.3%	41.3%	45.1%	52.7%	52.7%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Carolina Forest	43.5%	43.5%	43.5%	43.5%	43.5%	n/a	n/a
Mary Black Westside MOB	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Medical Arts Center of Orangeburg	82.2%	82.2%	92.9%	92.9%	92.9%	99.4%	100.0%
Mt. Pleasant MOB	77.4%	77.4%	77.4%	77.4%	77.4%	77.4%	77.4%
One Medical Park - HMOB	80.3%	80.3%	80.3%	80.3%	100.0%	100.0%	100.0%
Parkridge MOB	94.6%	95.5%	95.5%	95.5%	94.6%	94.6%	94.6%
Providence MOB I	94.7%	94.7%	94.7%	100.0%	100.0%	100.0%	100.0%
Providence MOB II	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB III	51.4%	73.4%	73.4%	73.4%	73.4%	73.4%	69.2%
River Hills Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Roper MOB	99.0%	99.0%	100.0%	97.3%	93.7%	87.0%	92.6%
St. Francis Community Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%	87.0%	87.0%
St. Francis Medical Plaza	52.5%	52.5%	63.5%	61.7%	61.7%	61.7%	61.7%
St. Francis Women's Center	73.4%	73.4%	73.4%	73.4%	71.3%	76.5%	79.4%
Three Medical Park	93.8%	93.8%	93.8%	93.8%	93.8%	93.8%	93.8%
West Medical I	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Tennessee
Healthpark Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Peerless Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Virginia
Hanover Medical Office Building I	84.2%	89.3%	96.6%	96.6%	92.6%	100.0%	100.0%
St. Mary's Medical Office Building North	90.1%	90.1%	90.1%	90.1%	90.1%	90.1%	n/a

Cogdell Spencer Inc.
Second Quarter 2009

Lease Expiration for Leases In Place at June 30, 2009

	Number of Leases Expiring	Net Rentable Square Feet	Percentage of Net Rentable Square Feet	Annualized Rent	Percentage of Property Annualized Rent	Annualized Rent Per Leased Square Foot
Available	-	297,508	9.1%	$ -	-	$ -
2009	93	232,194	7.1%	5,443,910	7.4%	23.45
2010	124	510,667	15.6%	11,494,746	15.6%	22.51
2011	87	312,886	9.6%	7,203,018	9.8%	23.02
2012	133	621,525	19.0%	16,668,846	22.6%	24.45	(1)
2013	72	326,547	10.0%	7,185,132	9.7%	22.00
2014	56	289,765	8.8%	7,152,832	9.7%	24.68
2015	25	81,894	2.5%	2,125,916	2.9%	25.96
2016	15	63,909	2.0%	1,424,401	1.9%	22.29
2017	32	227,111	6.9%	6,501,039	8.8%	28.62
2018	11	58,976	1.8%	1,492,357	2.0%	25.30
Thereafter	16	252,986	7.7%	7,102,467	9.6%	28.07
Total	664	3,275,968	100.0%	$ 73,794,664	100.0%	$ 24.28	(1)
__________________
(1) Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.

Ten Largest Tenants by Annualized Rent at June 30, 2009

	Tenant	Annualized Rent	Percent of Portfolio
1	Carolinas HealthCare System	$ 5,701,571	7.7%
2	Palmetto Health Alliance	3,417,813	4.6%
3	Bon Secours St. Francis Hospital	2,702,347	3.7%
4	Gaston Memorial Hospital	2,026,734	2.7%
5	Lancaster General Hospital	1,987,050	2.7%
6	Jefferson Parish Hospital District #2	1,853,794	2.5%
7	Our Lady of Bellefonte	1,675,695	2.3%
8	Southeast Georgia Health System	1,642,077	2.2%
9	University Hospital - Augusta, GA	1,613,273	2.2%
10	Boice Willis Clinic	1,566,681	2.1%
		$ 24,187,035	32.8%

Cogdell Spencer Inc.
Second Quarter 2009

Acquisitions and Completed Developments for the period January 1, 2008 through June 30, 2009
(dollars in thousands)

Property	Location	Type	Date Acquired / In-service	Net Rentable Square Feet	Purchase Price / Construction Cost

St. Mary's Medical Office Building North	Richmond, VA	Acquisition	2/22/2008	30,617	$ 4,449
East Jefferson Medical Plaza	Metairie, LA	Acquisition	2/28/2008	123,184	19,765
Carolina Forest Medical Plaza	Horry County, SC	Development	2Q 2008	38,902	7,540
Total 2008				153,801	$ 24,213

Construction in Progress as of June 30, 2009
(dollars in thousands)

Property	Location	Estimated Completion Date	Net Rentable Square Feet	Investment to Date	Estimated Total Investment	Percentage Leased

Alamance Regional Cancer Center (1)	Mebane, NC	3Q 2009	8,500	$ 1,241	$ 1,800	100.0%
The Woodlands Center (2)	Pensacola, FL	4Q 2009	76,000	18,142	25,900	100.0%
The Medical Physicians Tower	Jackson, TN	1Q 2010	107,000	5,089	21,100	75.0%
HealthPartners Central Minnesota Clinic	St. Cloud, MN	2Q 2010	60,000	4,108	20,100	85.0%
University Physicians - Grants Ferry	Brandon, MS	2Q 2010	50,575	2,752	13,900	100.0%
Land and pre-construction developments			-	5,087	-
			302,075	$ 36,419	$ 82,800

(1) Owned by Mebane Medical Investors, LLC, which is a consolidated real estate partnership. The Company had a 35.1% ownership interest at June 30, 2009.
(2) Owned by Genesis Property Holding, LLC, which is a consolidated real estate partnership. The Company expects to have a 40.0% ownership upon completion.

Investment in Real Estate Properties
(in thousands)

Three Months
Ended
June 30, 2009
Investment in real estate properties:
Development, redevelopment, and acquisitions	$ 12,381
Second generation tenant improvements	682
Recurring property capital expenditures	419
Total	$ 13,482